Exhibit 10.28

Samson Partners  ... l'h.(3H}442-'1999 (718)3U.:I-l163 Cuntrut l.D# .1497.!2 Slel':trtner:te1'c i'ola dwwiiz., Jr.Surmon Partner  REVENUE BASED FACTORING (RBF/ACH"I AGREEME!\T Ag.rccmem daied November  l R ;mu m:rwcen Samsonl'a rLners ("Fl'I\DI::l{ ).aud lht m rcham !iSlerl bdow(""th.1\h·rch:onr'"J. (MomhJ    (Duy}  (Y an lltf,R('IlA""l" fNFOit\IATIO\ Mcrdmnt's L :gul1\am:Snc;dEmi ;jon. J n;;.!Sr>eedE111ission> Cur (Hx.LLC D/lliA: Speedcmissimis SraH:oflncOJ1X)rution .' Orgnnir11ion:G A. Type CJf cniity: (X) Corporation 0 Limited liahilit)·C.:o111pan:; ll Limned l';:u1nership 0 Limited Linbility l'nrtucrship {) S!)lc"J'roprielvr Physical Add ress: !015 T"ronR oad. Su jtc :!:W Cll)':TYrilne SUite: GA  Zip:30290  !\1oiliug Address: Dale business started (1mniyy): fll/OJ  City: F::Jernl II.)   33-0061488  PI'"Rt'JIASt::\:Xl) S&.Lr OF" ITrtmr JU:CE!\',\ 111,-ES  Slate: Zi p:  M<rdllllll h.rehy s-:II!.!"SigtlS .;md uaosfcrs "' Fundr. a:; the kud !!Ur.:hllser ior a><'l r nt. c<..m \" s:or;, lmnking Fun&r on 1alf ofitseif    ''nd uli C(Htw:;nors i <ll/et:t!vcly-thc fundm), tllc llbsolme  n\"tCil  in COII>id:zuuon  of th.o  funds provitkd '"'Pun:t!'!5l:'rt<{'. ,;p:c1fi::.!  hcJrt\\", cll Df  Mtr lw.!"s iilwrt rca:iplli. Dt<:O\mt.ennllut:! rilfhU •ml other ohll!;llllnn < wis;ni"rom l>l tclatinlftO th• paymen1 uf munies ri"11m !&rclr""!"•  cu.itOI!r-f{ anri'o!mhcr 1rnrd panp<J)'or> (CtJJie<:tl\"1) the  '"E.e:c mt <" ddioej  :t.<. all paymen'""dby C:li.t;h, ch«k cle ..,r orut u:n:sfr llt  o"thel flmn pf-r.wnewry  panlt.!nt m the un:!iroU! cuur;)f t.bc m::1ch;mt's  h\.lutcss). untt l S\Jth ttmethe  •'f.teceu"Purche". et 1\nwum... has. be r. lkilvcred by Ml'"rtluml \(1 FUNDER·The Receipt> "!'ul\:r.ased AmOUr.!.h!JI Ix-   plUU It' RJl'DER br tht Melchbr.t irrevocubl) uthori1Jq gd posl11nuocaur><   ecep1nble HINDER 111\e ""Acwunl") tilremn 1he percenwg -pedfta! belowi· ··spfiiJ) f'ecoemu£". 1\i1ir.Mrcllaltf> Re,eipt;, llt."UI such time :r,:  FUNDEP..  rc.-.e1'1:S pa}nemin fulluf1iw .ltcceiJUS Purchased r\monl. In cur.sid rntiorl uf ef\"icmg ilw z.;.:ount. th< l-1•r.:hcm  hc.reh.'' uih<lliZl:; Fl.fNDER• u) ACH Db: i1 ibt · \p-".ruicd Dml)  A.l<nU:\" front the ll"J erchUJ:s " hunk ocl:nllm as thpunyment c.Wu>!d J.:liil!1thc Specified Pcr...-ntndue. I L ir. litM rrnmm re5ponsibilit· t1> prol\1b:mi: Sl!lllt:n;m1> ior any ltnd all bnnk a.:<'oun\ lu ld by U1e Mcrdumt "' reroncil . the  d1!ily paymenL111uduglliost the !>pectiied J>•rcenl3t!!'  nr.m1n!!Fll!I<"DER tr• rlbil ur "'erlu t h!:  m!lmnre Ill thr! men:.ham.o thm P:•Ym rtt eqll!!J.s  me S(ll'citiPene:nut.>(.  l':..ilure m ptovirle all of their  ooul: s-.mema .in a timd)·mo ncr urm S5in£ lllOmh sluil!f feil lli nJlh!S  Ul funrre· r mnerll!!.llllflS.  FLJNDER msy, up;>n Mtrch::nt':; r qlf!:il, odJUSI the amoum or nny IJ3)1llelll.duc UL'll.er the; Agr< mem :il !'U!I:DER'sole discrt im;     l!llu ·e> 1t de::rns :!pplOfmillc in  :f\'lan]l thiAg,re.:mtm   MerdiJ!!l1 un:leru:uls thr il is re:spuas!blfar a>cring uu\ fund.!. :>d qtl31C- !II ..-.;vt!! :m ouuf  w be drbifUNDfJ:rdnuinin 1hl' arrount "Mcr:it!I!H \\ill re held 1asponsilllc for any ieei incuncd - F1JNOER usuhing from 3 ro;ccted ACil  attempr  en rm enl of dei3UI!. {See ;\pp=nd:x .'\) f.L"'IDER is not reSp<Wihic fu:ans·.('Vcrdrrtli.<-or rjecled tr.:ts:lo:uonE in Ole MtlciMIIS ectoun1 l\ilich lllU)·re<ull fi·ontfU"-'DER' ><bedui:C AGH emil undl:r !lrc terms vrt111s •gr rmm  "l\omilllM:uuiin.&"l)ihin10 fnc  tOnlf.1l")" urtfr is Aprcemt:JII·ur ll!l)"I'>Wr ;;tretn lllr.twffll FUNDER ml M.:n:htnl. l1pan!he Viol tion of 11ny proviSmn ro!ll iul-"Jin .5e.:rior. l II uf tht MERCHANT AGREEMENT TERMS ,\ND C()Nl)!110NS- or tllc accurri!nei: of ar. E\"i!nt uiDefltuh -und: r Se.:lion 3 of thMERCHAN'i AGREE.'>-IENT TERM:'> AND CONDllJOf"'S, th:! Spwfic:d Percer.!d;;,t,aii!!:Q,uf 100% A h>l of -111! fees spplie>blo L'!t<.i!!rthir. 8J',T<::mentfcon!lllnin Apr-ntitx A    THE TERMS, DEIlNrnONS, COl'\l)rl'JOI'\S ;\f.1. l1lii'FOR1.\1'10SI:TFOR1"11 o:-· 'AGX: 2,11i£- n::nCHAl'I'T Sl!.CltRlTY AG.lH:EMJol\""f'' A!X'D     .By Jiclla rd l' r1omjen  < ignHel'e  "Allli:!J!'ilSTRA'IW£ FOi.l l:lU:IH::OFARF: II"EltEDYlN('ORI'OitAU:D I!'Al\    , L   tA . AI T Ol'TlllSMT:RCU;\7\'T :\GH.I;0\.!]';!1\T.  FOilTimMfW('UA0'T (i!J\  (l'nnt  Name r.d"TrJi FOR l'HF MERCUA r  41!2! By .. (l'riut Nume.and "[ttie} OWJ\fmWli,\ RAl•n'OH Il l By R lcbrd Parloptjeri (Print Name) OWI\E:RIGilAIHT\TOn li ! 0)" - - - ·---,-- -------- - (Print Nantej         ($t);nai.u  ·----- ·  S  <Sign Here  <Sign Here  Sigu H J·c    8)'----::--....-   _.;   (Companr Ollkt.·o  Solt:i .t'\.so;:aatt• 'N:lmc: -----'--:-:c:-----,----:------ (Sign:: urc) ·   ·1'\l lbc e.'(len;fonl) lrorcin. I!Cjt ufthc p:mis is cbligut<d llpc!"• his, I:<:! or  iu e t,..,tirrr. ofrin'.£t<·:nem 10 afl t_ crm> tif1b6. rc.,lr.!'tlt, inclting1h.'u:klninr tl'femlKihnh hdow. E:lch of::b<we-si  od M rdmm 311J OwneJ) repres::nts \.h;11l1e or shI t &t:1hvn7. <d I<>  lt,ltt !1-;;s Agri!cment ior Mcrc\l::nt,lttmll)'.biodmg illlid W.cr;h: :uute IC)Ill!< :IJc, obllgatinn il\l tl11 the infom)31JOII prn1'idcd herein wid mlill of f;U""!DER <!o,umem.icolm$ nncl_rcomde-J imerview;il. tru:c<,;;curmc urll!cornpl;eir. all te.>pec.ts, .tf:my h infcu:nmtil'llJal$4! pr misk diflg. Meteb:m;ltnll udeemed in 11\illcrial bf<)l)chi.Dli .agreemcms betll'l!<!ll Mrch:mtlllld f"UNDER anci HJNDER $ll ll be cn11: J'!d.w :\11 remcdic.s lil"ailnble  u.r.dcr Jnw. Mcr r h;m ur:d ;ach or tile aho"c·signt"J 01\11Ct>·uulhori -s F\.INDER, its  llj;Cnts ml  rf ll"<'!: r.l!IIIWS  ttnd   ur Cr<(\it reponin!l a;;en::y cn;;oy,ed \1;• FliND!;R. to (ii im·estigut.e rmy refL>tenrtt:n·cn t•r any mhst3K;uenls or d!Uobll\ ,.,rl !f()m ar about Mer.:ham or l!.Y ofit> 0\\•fl\'n: ll1r 1!11pur,Joscfthis /, ;reel\lcr.t,.u:td !iiiubt in crcd n report m II\' timr< n•W or for !\II IIJ!ll.!n.Mcr<"ft:mt :llid'ur 01111et!i{si cnntinue10 b,-.., i!llJ" oli)Jm:; ln<-!d1o i'LTNDER · ANY t.·liSRErRESENT\,1'101\' M;\ IJIlr MERCJ-U,,I'(T Oft OWK·E-H 1!\ COl\'f\ii:('HOWITH THIS AGREJ>.'\·J E:I."'f MAY CONSJ'fTUTRA SEPAni\TE CAl!SE Of·';\CTWI\' FOil FRA UJ> OR  li\T£i"1'!01'\ A.L FR.Al!DUI.•Et\T I.Ol'C.E:\IC'T JO OllTA.IN FlNA.IIicrNG.     00-01·1       I  ll:K'-!S Of r trnOlLM I:Tl'lt(l{;,_..\1 I  I 1\hyf"MU  l)ft t"'i, :\t0'1.1'lt.!lL   #..l,."'tm»: .wuB ttu\·--,.a:. qr;-;£:.Lt ta::....   i'k f Jc)·,· c• e'"'@'Ul\··_. .;;:::r  :·\  fL'i::J-.. h·lrt  ;:.    b:.1r• a.:::L1uab:t: us lll.'tl!!li... 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'SneerlF.:m issian;; Car C:r..  llC    D!'B!:\:Spe demis;;ion;; Ci ry· Tvron   Zip: lQJ!lli  Fcuerai 1Di!.33-0961 48k   .t.;N"urif' ' 1111f'.rt-.!'1.  Tu.secm·:: Mtrchant':i r-aymcnland ptn·HtnJJ\t:   obhg ;U\n..;. 1.t1 Fi.!NDER. as til(' ltml purchu er jor ndf:n.n!! m;•rt:11JUt\!h or tbt uT ndeb.   !.1  lis\ of\\-hich m:ly br pro\'jdt'd 1u thM ;chem upon·,;nncnmlttcc  m'u:r the fu•ldill!!of the p-.uchuse ew:;e; U.'1dtr thl\!erch nt Agm.mnt (lil r -F  tnr•M Am-gem nt"L Merchant h<:rehy groJ'ttt.; u, fUNDl!R sl.!cunrv mttre:s.; m (a    .I ull l i.!citntchattel papedocuments. < Qt.apmcm. g:tncrai mmngibJc), in)'1rum::ms, :and fli·cmury. a., tho\: t nn:; un· dcd in Aniclt 9 llf'th'l1111fllllll Cummcrct:ll Code t tht "!.K:("). h(t l'·. nr imroitt <lwnr:i m acq11iml by Mcrclt:Uii. :mG (hpir\\l'ccd. athm  t trm ., rlfmed IIi i\r!K!k 'i ol'lht UCC (:u1d b cl>fltclil'ely. the  "Dl.!l.i!lm!l"J.  Oro!,C· niJ••rJll      ,-,,:;ccLm·GuetonUot ':. p ymcm nt!p.;r! tr.tuncv ohilg;l!lt'1. :; tt. FIJI\DE!{ \ami rts mFumier>     I  unaer :Jus ii t'tlnl) Ag.rcerntml ;,l)ll tiuanul!.)' (ilw "A rremrnr''l. GW!roll/t.ur hcrr: g.rJms FUNDEI. lor nsdi' r.:l m pam• pam,.," s.:cu:ity nllllrr:t in _ (ttl\' "Adrl•i <>n:q Cjtlhu n• ",  Guaramur \IOO <IS!Bml;; th:u HINDER \1111 ba.1-e u sL"'uril_l' imn:st m the.oior sulli ,t,t!dmor.a.l Coli tcral upoa cL-uuoovl lhlAp•ecm1.·nt.  Mcr.:h:mt ami GU!II'illllO' e;,ch ucl;n:llliNigun t! agree till!t  nn· secum· mtcrc51  gr.un :l to Flll\DEit under nny oti1er  ugrcemem  ll•·twccn Mercha!'ll or C>!larnmor and I'UNDI.'R I the "f.mss-Ct l:nral"i will sc\!rc the ubHg:.ucnhc•euntr.r :<m!undct !he Men:h3m 1\grc"'''en'  .Merchall! and Guar.mtttr cacl: Ul,'Tt:es t'' e:-;c uk uny ciocurncn!!. nr take a n:;.liC!Ul!l i11  COl:l\e tion \\'lth th1Agreemn: a;, fUNDEll d ms necessary h•  pcrfu:l   Ill' maintain HINDER 's tirs:pnnr•tv o<:etaity unere51 "' 1he Cnlln1erai. rh< AddiltO!lal   Coll terol a1td 1h" Cmss-Colll!lrul, ind udinJ: the c.I'Xtcuum1 of  )' :t.·-::uum c::un uo!agreeiT'ienL. i\·lcr hal\t and G unramO. c:ath hetl :·u uthorl7.ef UNDE R  UJ  f1lr nny linnndllj: SlC1'lJ, \1Lll3  decmeJ nc;e-!52-l"f  by FU!-!DER Ul  prric1 llT muintum FUNDER  's ,security mtertt.11111=h financing st ltmcrn moy conm not iiicmioo Ill!!:!lktehrun em:l Guar<mlor 12v ;r<l.'lled l11legaupvl;,;ige  tu FllNDER \\im re;-pect w !hColltt rn!. 'the Arlditiunal C'llH tral ami lh• CrowCo!l:act:ll,llnd tilt any subsequent hno;m:1y be toniously mtcn'ring wllh FUNOER's righL'>.  M.erchwu. :m::l Gunrantor.shall bdtl\blc fur and FUNDER lllO)· churge od collri aU CUSt!;illld C'11pcnses.u1clwlmg hu:noi.hmll"d lo aoor ncy'sr. whrcil  may  bireu1:-ed hy FUNDER in protccimg. prcsc!"'·ing nod l!nior.:ia. FliNDER 'scurny U1le/e211d ngnrs.  l'<e •uiw Pl tlr. .Mcrt-hnnt :md Guam ntor tch : gec& nor w crcc.te., intur, a. surn. or _p,:nm\ \ll-tX!s\, d!r.cNI)' or inah·ectly. l!ll}' lieu un or with  respect 1'.>  any of th Coii Jtr31, til-: Addt uorllll Col!or ral urthr Cross-Caii:Jteml, as a!!',>!tahl  Con!< nt 10 !1-:niet· l'r1t1i••• und ;\•d•n  J.ra•e.     FUNDER shall have tht riJ)11: to cure M rch.er's .d-:iau!in th -·rmymcm oi' rerit en thl! lollowmg tetms  !11 the <!Vt1l! Mtrc-ham is sr."'tl 1\itb papers in an :;ctmn agDmst Mcrdmnl  Jr.r m:mpa;.·m:nr of reroi o;·Hli sutl'lnlll!J c•1ctloi1, f1JND£R i' executt itriglus and remches und er 'the  Assignmcn i ol Lea;.:  Mc•ch31lt tilso :!!!fl!l!l< that  Ft:NDF..R mo.'} enter inw l2n u:;rr:em<n!wi'J•  Ml'.fcnant's  lillld!ord .gmng FU!'IDER :he nght . .(til to erner Menohllllt's  premisewd W 1ekpt!ss inn of t he 1ix tur:; and c-u;pnY.'m t!temn ill!' ·ihe.'P"'i' se of protec:t;n!' tnd presm·iag. =•e; and '(bi Ill llSSign Mcrc:lttnt'kil.'>t to another quohf1cMcrdunt capithlc of operatmg  u bttsm:.s;. ttl!llp:;.r:>Ole tv.Mercl'.;•.m':< et sw:.i prem1ses  Rm<•dies.  Upon MY f:.Y!lll of Ocfnul:, i'UNDER may pur.su;my rcmedr (lvtti!;;lik \ lw iilleiumthl\Sc a,·ailnhk  undi:l lilc JlfOI'tsions c:.f the UCC)• .Or in equity :o colioct, enforcr, or satisl)• rmy obiiptions lhc11owrng, wl t:lher.l:oy acelrr tion Ol olhernise..   J•t"'rsonnl Cuurnh' u·rJ•,·r(nr ntltllt'"t:.  Tnc; um!cnJt{!,nd G  r'r-(s.} her b)' guaranttc-to FUND!'!It and rtc; affdl:ili!S or the-Furv.J Cl. t.-1i-rclnmt's performt!.ncc uf\!rl l,ftht-: rupmenhlllon. w;trr mies, co\'enl!m.s rnw  by Mcrch!lnt in :his Agre;.-.m nl and th.t: Mt'tthm Agn:anem• .as cat.1: ;;r:: 1ncrn may P,. nmem:d. omend!!d, C)i:ended  or o!h::l'\isc modif1t d (the "G unr2ptt;;C Obljcarjnn ")  Gu:!lalllol's chh!;!lliO!lS ardue li) at t he umc o'f11ny brc: eh hy llkrt:h:!ln ai'mty•eprescntatic:j, warramy, o1·<:oVtJllllll mnde b)• Mereh:<nl ir.this AJ>, rtemenl :md LiM;chant Agre..-mcm, and{iii at the till\( M, rcht•nt.dmiiS·it.rnhiluy !'CJ Jll'Y  its d bL. or make.\ a general :lSSipnnent for1hc beneiit or m: itors, or lUI\' proceerl!llg shall b•·insn!Ul<'d  bor ngair.st Milr:-hllllt .sui.-n'1i·n dJadicttl banknrpl nr -iru;oi wm, or.scekint; p.,prgarti:allioo. arrungcmen(; adjuS)m m.or compositmn of it or its debL . ·  Gurrr:o n(ur \\':riwrs.  b th·e1·enl lhnt Mc1chnm  faiis to m ke .11 puymelll or J.>erfwm auy uhligatitm \lt .en dtle .undf'f'.lh·Mercham A!P <'m•m, FUNDER my cnforc<-.it. 1il)hls under  this Ag:r ement \\ithow lir& sei:mg to cblam  puymcnt iron: Men:hahl. QY  mh:!r gu ranior. o; UO}' Collawrol, Alldilional C<lli:ll ral or· ttis-C!\llutntl .FUNDER rnny·nold ptL u:\11! io thiAgtl'tJllCilt or ny othr guran1.  FUNDEll. docs not hnw  w Jtotil)·Gu.trumor ot'any of th;; fulio,1;ng erci,s anJ Guclrnloi- \\ill rim l>c rr·k.1rd fn,m its u!Jlig.;1t ton1mj.:r Ihis ,\gr .em nt tf it is noi 11\llifiecl of:{Merch.n's fililu rc to pay limrly.:lilY antllUtll wc:d un;!enheMeichant  f\grumrnt. [iii :my 6d,•e:se thangcmM!Cbnt·fimncf!c.oildi\iun or husiqri;.,.; .( t il );rnyr1111e w llthr d is(ll)sl\ion' of m1r collatml se.:urinthe Guuramtd  L1hhi;utio:1S or ,u1y othr  gttrJantcc 11f ihe G!Jllmntecd  ObligiCIII!>: .(iv) FUt DEf{'s aceejllanc-or fhts Agrctmcni ; l'.d (v) nn)• ft'\lew l.l\14'1l>1Dn or otht 11\lldlflt: ltln    orth< Merth:\llt t.grcement or Merl:itllnt's other ohhguli\UIS \0 F.UNDER   In nddinon. F\JNL)ER ma.y tru:c aoy·ofthe fnl!nwms actions wilh u:rleusitl£ Guamm!lr from nny or ilS obl4lr..tiom  unt!fr this Agre.:mcm : (i 1 renew,.oxtrntl or oU;c:wisroodity !l-ie Men hanl A:_:reemen! o: M m:ham's uther ot>lutationslr• FUNDER.; (ll) release Merchant 1rom its ob!i illll.v, FLTNDER:, (iii) sdl, rulca.,t-, jmp:;.ir, waire  or pl.herwi iltc rc:dize t:pon u1w collJter.tl SCCL'I'ing fl1c  Grw4ntecd Olltigtiuns or any N.hcr guummee  of Uw  GuaramN Ol>hgetio;ts. and. {i\•) flll lose  on lillY col!awrJ!  sccun:;s the Guamntl!l-'d Obligaiill!ls llf any other gu4nmtl:\"! of!he Ouarantt!d Obtr gruions 01a mantr thu:unp;liror prcc.hds the ril of Guar.mtor to ui:ntl.m Tetntbi.lrntn!fur psvrn.,.1t  under thiAl!fceml'n\  Until thMctch nl Amount  plu;; ny u:: m:tl bu: unp<.id mtrest 1:-.J  Mc rcllllm'$ oth<.'f oi'>lig,atll)ilS :., FlJ!'\DER  tm(j::r the Me;chrmt Agrern.; :ni aml Uri i\J!,recmc:nt  re puld in full, Guur.;moc shol: not t rcimhurstm;ml Jr '!ll Mtrcham or uny otim guer.JiiiUr  lor llilY amounts _p;lid by lt ut:d,>r this Agrc-enwnt.  GLL1ramor permMent!y \11ili'C  :m\i Sh3!1 ®l seek to extwise art)' uf the 1bl!tming righ1s .llmr ir m>:y ho;•c.a11 mst Mtrd ;UI.I,any other .;:u ara11tor. 01 .:o·oll<ncnd p:o'o·i!lcd h_y Mcrdr ul t•r  ntl)' other guarnntnr,  fill' u"y llmOL'I1l.!,  p;.id by r.. or at!.S  periotmcdy  l!,  under thiS  Agre tnt-nr  tf} strbrog;t ion ;_ Wi rtimhlm>ermmt; (iii) pcrfonnnuce: (il'i indtnloiticution·, or (-;·) c nnml>Utt<Mt,  In the e\•crit liwt FUDE R mw--sr return any amtnmt pail! py Men·ham or;,oy other gu<t.r:tntor uf the Guamnted Ohligationt• uaut  tflut person h::s !"'""tmc sul:j ;t 10 :l PIOt:<cdiu g un<kr 1hUnned Smos ihnl:r ptcy Cudr.- cr: any si•lliiut lil\\'.Gu:!TJntot'- rrhJil!utions under lilts r\grecowm sh:;ll includthat amoom.  Gu•r.:tu1or Arl;nowl e uu rmtil l. <:uarllntt>r litknowlrdgt£ 1h ;; (lj J-l ril'ihe Ulltlett u nd >  th r Hr juUirltls oflhr prol•i. ionofthiA>:rccruent; (iii Ifo/Sbe ha     d ftdl app<rtunilr !o tonufl·with cuun,rl of hh her rl10icr; nn!l {iii.J Hr,'S'/Je huc:ous ulled wilh coumd of its dwicc or h:t> tlrddti! mol   U• svpil  hitrc!r!ltr r f of t hH l opflOrluni!y.    !i&-01-14 Co1on!olFttnding Ne-twork as Ser'fci ir.g Agent  .l11inrllntl Sr\' rat l.inhilin·. Tnc obhg:lliO!lhm·un<!u!"lhc !'('15011tlr muues consuw:_ ing G!lilfC.lllllt undtr 1h1!\grt"crmmlaie jcirtt lllkl i.evemi  TilTtRMS. IlE.Flf'IIJTIONS;CONl>JTIOXS A!'ilJ TNf"ORT\lATioJ\ SI:T I'OR1'H L'\' THf."MCUAi\T ,\GR£EMENI', Jl\CL!!l)JNG TilE''11i:Jli\15 Al'W CONlliTIOt'i!o", ARE HEUE.n\' n-iCORl'ORAll:n Il\;\NIJ MADE A bUT Of HilS SECfl!UTY  A GR.nE l£1,\  . AN:!> Gl.IAltANTY. C,\ t>1T.I.UZ:J-:Il T  fiMS NO'f DF.f1NEII IN TIHS SC:t'lifl11"'' AG REEHL... 'A'.iD GtoA-1\.!\STY.SHALL iiA VC 'n!E \ll:A.''ilNC Sf.l' FOln'li 1!\Tli.E 111ERC1lA.I\'T AGREE!\llit'\T, INCLL'DlNG 1'11E TE.RMS.AXD COt-:DlTIOI','S.  i\lERCUA!\"ni Ai\1> OWN"EllS!GUAR-\!>:TORS ACKI\OWU:IJG[ TUAT TJJI5 WIUTJ SG lt£l'llF..'SEN1S'  T!l:£ EXI'liU: AGimeMt:.."<, I.IE'IWE£.'\ 111£ l'AU1l£S H£RJ:l'O. IT JS IJNllilll'>'TOOlJ TIIAT A NY REI'lU:Sll!\"fA1'10S OR A.lU:Gf:ll PllO USES DY JJ\DErEND£ TllltOK£RS On ACt-:!\,'$ OF,\[\')' .I'AUT\' IJ' NOT JXCLOlll';D  t•: TIUS WR!ITE.'\ A.GRF.E.\ I E\'T  A RE COro<SIDF.I  ll!..l. ,\ 'D Y011J.  AloiY  \J001FI'CA11' 0l'i OR Ol11En  t\.L1'ER.....Tl0TO  TilE AG-RWlE""J' JtflliEIN \\'RJ'I'!XG AND !:XEC(  1Tf.D 8\'THE PART $,    THJ;; CTOf<.C '   l\HjR Cil-\\!''1' itl   (Pnm NaUle undTdlr)   I  llylliti·o'rtl)'..rloutieri'   J\IERCH.\1':1' h"2 ·By ----------------.,.-  <Sign Here <Sigu Here   SS#  tPrinrN-Jnle ond Tnlr;   0\\'N·IRJG: AH.A!"'-fOI! #1 By lti hordi'arlon1irli (i•nnt ,.;arne) (Sigrl   <Sign Hc1-e     .By -------,-.,---------   Driver$ Liccnst Number:Ol I\M!i'.-..GA  < n Here-  OWNERfGllARAN'I'OR2 (Prim N:lme} 1stflll!!IUJ"e) Drivcr.s Litensr.:-lttmbtr:  Sig                        ·\l:THORtZED SERVICING AGEI\1-Culo nifll :Fundiu:,-:Nctworll,l.nc. IColoui.J Funding 1\ttwur.l.:, lo•,._tColuniDI)l& Ihe Allthoriud .n·icin-:\::rot flfSlltnron Pnrtnl'n for this euoirN·pro,idin:: admini$trativ.:, bopkkuping. -r4'purt•n:: lHid.supron smctfor S mson1'sn·tners f_ llld tltt Mrrch ut, Colollialh-llol ulliliJ11td or lnrned  by 111SantStln.fr.tun·Md iilldinJ:l•l$ iodrptlld.cnt u e111fur en·tceJ. mrlutlmg but uutllmlled  to ck.,«N>und  t'hc.ek.1, trtdil rh(cj;..gf nMil·llllduwriti n:: rn-itll", !ifin:; UCC-l srt11.ri'!intr.rcsts, utsl1 !llMnu:.:cmtlll. acrount rcponint and R . · rupture. ColoniMl Jllllf atlts sole dism:tio11 parfitipult in tltis fl   ucin::IJr prtniding A smaft ptortioClf t.hr fundr.or tl1itrn1\Slltl.io." ui rcclly lo Sllrmun l'ut  J1 :(<Jlonl nl i< not •.endil tard prnetJjor, orin lht businrss o(   roc .- 1ng crw·  ds. 1\ltl'tltn·t h rr.by : clino> "lrtluc!l that·iu 00 event >n11 C•"""h•.H•bl<    " y <brim•   o """''  'oo'""'"" ''"P •• · d .,,,., •  ,;. , .r,.""p l>fiu l .<i• •"·' ""'' opporlulllt)', o;rm)>l   :. llllll h•c,tr deo\><l,· tdirect. or conseque)llil tlallU _ cs, t . uf,lbic  w  ""' · y th rrhrnt  mf OwnerfGunurtor. '  M£JH:NANT "" /1/'- _b  A 1e g.. I   "··--· ,..   /  By  ""\-  ·1- r ,=., - -F- ==::..::..:....".-!1._,.L :::::,! :& :J. -_! Sigo Here (Prim'N;une 3nd Ti11e) •           t-. c· o J    n n 1 ..1  I 1 u  11  ..! , " ;n  c t  """  u r k .....o.t   ' ...... ...    ·· ·•           •  . ...·  Origination Fcc - to cover uuderwriting and related .expen.ses Amount Funded Ori:inatitm Fee U p to $i,S{)O.UO  Sl 99.00 S7,50l.OIJ-SSO,IJOU.tl0  5295.00 SSO,OO LUU-Sl 00,000.00 5395.00 Sl 00,{10 Ut s:!SO,OOU.UO 5795.011  a)  ACB Program  Fee- S 395.00 .'\CH's are Ia bur iutcusi\'c :mel are  not un aUtomated process requiring  us ro charge this fee to cover costs  .b)  NSF Fee (St:milisrd)- S SO.{IOea up w FOUR Tf!\lES ONLY befora default is declared   c)  Rejected ACH - Dally  ACH Program  Whetl tb.c merchan t  direds the bank to Reject our Debit ACH Amount Funded  Reject fee  i.   Up to 7,500.00                  $ 25.00 li.  $7,50l.OO·S50,000.00    $ 35.00 iii.   $50,001..00-$100,000.00   $ 50.00 iv.   $100,001.00..S2SO,OGO.OO $ 75.00 v.   over $250,000.00             $100.00  Weekly ACH Program Amount Funded  Reject Fee vi.  Up to $7,500.00               $ 75.00  vz1.    $7,501.0Q-$SO,{)OO.OO         $ 99.0D viii.   SO,OOl.OO·SlOO,OOO.OO   $!.75.00 ix.   $100,001.00·$250,000.00 $275.00 x.  Over $250,000.00  $395.00    d)  Bank Change Fet.'-· S75.00 requiring us to adjust. nur system.  Wilen Merchant requires a eh:ange o(.account  to b·c Debited    e)   Blocked Account-  $2,500.00 plac,es them in default \f>er .contract)  When l\lerchani BLOCKS accouilt fr·om o ua·nebiLA.CH w.bicb   f)   Default Fee-  ss,ooo.uo W.hcn Mercll1tot changes bank accouDt cutting  us off frQm our Collections g)  UCCTermination.F-  $150.00 When Merchant request a UCC termination  Misrcllailrous Service. F :s. · Merchant shall pay lo Colonial certain fees Mercltant fundinjj; .is done electronically to their designated bank account and chF.rged a fee of$35.00 fur a FeWire or Sl 5.00 for an ACH.  The fee ior undr:rwoting and origination is pnid from the fuoded amount iu accordance  with 1he schedule be ow. lfMerchani is utilizing a Bridget Control Accoum, there is an up front fee of S395.00  for the bank feeand adminislr'&ti\'e costs oi maintaining such accoum for eaclt cash ad,•ance agreement  with Merchant. j ·Fund trllll$1'ers.Ji·om Bridge / Control Accoumsto Merch:mt's operating bank account will be charged Sl0.95 per month via ACH. This fee will continue if the brldgaccount  remains open after  rhe RTR is paid.  Merchanl will be charged .S50,00  for each change of its opet'31ing bnnk account once active with ColoniuL  Any administrative adjusunenu associate.C with changs1o rhe Specified Pe rcentage · will incur .a f=t' of 575.00 per occurrence. (All fees.,;;re subject tc• changej  ·  Merchant luitials' --Pf    Colonial Furo:!lngislwc.rt:as Sewb61g A;e;•t    UNANIMOUS  WRITIEN CONSENT OF THE BOARD OF DIRECTORS OF   The undersigned , being al l  of t he Directors (the "Board of Directors'of Speedemissions,Inc  , a corporation  (t he "Company") organized under the laws of t he state of  Georgia  , do herby certify and consent, pursuant to the By-Laws of the Corporation and the business and corporate  laws of the state of incorporati on to t he adoption of the following without a meeting with the same force and effect as if said resolution had been dul y adopted at a meeting of the Board of Directors:  1. RESOLVED, that Rich Parlontieri and duly appointed, qualified and authorized  Officers of the Company possessing fully authorized to bind the Company in the acqu isiti on of any financing, loans, facto ring of receivabl es incl uding the approval of the amount of such fi nanci ng, and the direct or indirect sale of receivables or borrowing of money by t he Company, whether secured  or unsecured and guaranteeing such obligation.  2.   RESOLVED, that Rich Parfontieri and fully authorized to permit security interest to be placed upon the assets  of the company, to sell, assign, transfer,  encumber or dispose of all or any mate rial portion of the tangibl e or intangible assets of the Compan y.  3.   RESOLVED, to disclose that there are no proceedings  pend i n g for the expulsion  1 termination of any Officers or Directors of t he Company.    This Unan imous Written Co n sent may be executed  in one or more counterparts, each of which shall be deemed an original, but all of which when taken together,  shal l  constitute  one and the same Unanimous Writte n Consent.  IN WITNESS WHEREOF, the undersigned  have executed  t his .Unanimo us Written Consent as of  /I If (mo n th I day I year)  EM "OF T"ARD OF DIRECTORS: N;{ ;i?J  (Sign Name) (Print Name)   (Sign Name} {Print Name)  (Date)    Notary Seal:   CORPORATE RESOLUTION FOR FINANCING- SFS 040110 - f:!"y/6 -  fiji (!"( ·